Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Operating Lease Payments for Leases
Future minimum operating lease payments for leases with remaining terms greater than one year for each of the years in the five years ending December 31, 2020, and thereafter, in the aggregate, are as follows (in millions):

2016	$107.6
2017	100.5
2018	80.6
2019	57.1
2020	36.5
Thereafter	55.4
Total	$437.7